UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

FINTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36846	46-5380892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

712 Fifth Avenue, 8th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 506-3815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Amendment to Merger Agreement

On June 24, 2016, FinTech Acquisition Corp. (the “Company”), FinTech Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and FTS Holding Corporation (“CardConnect”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated March 7, 2016, between the Company, Merger Sub and CardConnect (the “Merger Agreement”). The Merger Agreement provides for the acquisition of CardConnect by the Company pursuant to the merger of CardConnect with and into Merger Sub (the “Merger”).

The Amendment provides that FTVENTURES III, L.P., FTVENTURES III-N, L.P. and FTVENTURES III-T, L.P., each a stockholder of CardConnect (the “FTV Entities”), may, in their sole discretion, elect to receive shares of the Company’s common stock in lieu of a portion of the cash consideration payable to such entities in the Merger. The aggregate number of shares that the FTV Entities may elect to receive may not exceed the lesser of (a) 300,000 shares and (b) the number of shares of the Company’s common stock that are redeemed by stockholders of the Company in connection with the Merger pursuant to the Company’s amended and restated certificate of incorporation. Any shares of Company common stock issued to an FTV Entity pursuant to the provisions of the Amendment will be valued at $10.00 per share and will reduce on a dollar-for-dollar basis the cash consideration payable to such FTV Entity in the Merger.

The foregoing description of the Amendment and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1, and to the full text of the Merger Agreement, a copy of which was filed as an exhibit to the Company’s Current Report on Form 8-K filed on March 7, 2016.

Securities Purchase Agreement

In connection with the partial financing of the Merger, on June 23, 2016, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Falcon Strategic Partners V, LP (“Purchaser”) providing for the issuance and sale in a private placement of (a) 1,500,000 shares of the Company’s newly created Series A Preferred Stock (the “Preferred Stock”) and (b) shares of the Company’s common stock representing 1.25% of the Company’s fully-diluted common stock after such issuance and immediately following of the Merger, calculated as set forth in the Purchase Agreement (the “Common Stock” and, together with the Preferred Stock, the “Shares”). The Company agreed to sell the Shares to the Purchaser in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated by the U.S. Securities and Exchange Commission. The Purchase Agreement also provides that the Purchaser shall, at the Company’s request, purchase up to $5.0 million of shares of the Company’s common stock directly from non-affiliate stockholders of the Company who elect or intend to redeem their common stock in connection with the Merger pursuant to the provisions of the Company’s charter.

The aggregate purchase price for the Shares is $37.5 million, of which the Company will use $30.0 million to pay a portion of the cash consideration for the Merger, repay CardConnect’s existing debt in connection with the Merger, pay transaction expenses relating to the Merger and for general corporate purposes, and the remaining $7.5 million will be held by the Company in a separate account and used to fund the first two years of cash dividends on the Preferred Stock. The issuance of the Shares is subject to customary closing conditions, including the fulfillment or waiver of the conditions to the closing of the Merger pursuant to the Agreement and Plan of Merger, dated March 7, 2016, between the Company, Merger Sub and CardConnect (the “Merger Agreement”).

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The Series A Preferred Stock will have an aggregate liquidation preference of $37.5 million plus all unpaid dividends. During the first two years following issuance, dividends will accrue at 11.43% per annum, compounding quarterly, of which 10.0% will be payable in cash and 1.43% will accrue and be payable in connection with a redemption of the Series A Preferred Stock or a Change of Control (as defined below). Thereafter, dividends will accrue at 13.40% per annum, compounding quarterly, all of which will accrue and be payable in connection with a redemption of the Preferred Stock or a Change of Control.

The Preferred Stock will be redeemable, at the Purchaser’s option, beginning seven years following the date of issuance (the “Mandatory Redemption Date”) at a price equal to the then aggregate liquidation preference of the outstanding Preferred Stock. The Company has the right (the “Optional Redemption Right”) to redeem the Preferred Stock beginning three and a half years following the date of issuance. The redemption price (the “Redemption Price”) will be 102% of the liquidation preference if the redemption occurs during the first redemption year, 101% of the liquidation preference if the redemption occurs during the second redemption year, and 100% of the liquidation value thereafter.

If on the Mandatory Redemption Date any shares of Preferred Stock remain outstanding, the dividend rate on the outstanding shares of Preferred Stock will increase by 1.0% per annum, with the rate per annum being increased an additional 1.0% on the first day of each successive 180 day period thereafter. In addition, if at any time, (1) the ratio of the Company’s indebtedness (including for this purpose, the liquidation preference of the Preferred Stock) to its 12 month trailing EBITDA, on a pro forma basis, exceeds 7.7x, or (2) there is a payment or financial covenant default under the Company’s first lien credit facility (the “Senior Loan Facility”) (each, a “Trigger Event”), the dividend rate on the outstanding shares of Preferred Stock will increase upon the occurrence of the Trigger Event by the greater of (A) any increase in the interest rate of the Company’s second lien term loan credit facility or (B) 1.0%, with the rate per annum being increased an additional 1.0% on the first day of each successive 180 day period. Any such additional rate increase described in the prior sentence shall remain in effect until the default or Trigger Event has been cured, resolved or waived by the applicable party.

In addition, upon certain “Changes of Control” (as defined in the Certificate of Designation for the Preferred Stock (the “Certificate of Designation”)), if the holders of at least 66 2/3% of the outstanding shares of Preferred Stock request redemption of the Preferred Stock, the Company must repurchase all outstanding Preferred Stock at a price equal to the then-applicable Redemption Price, or, if the Change of Control occurs during the period when the Company is not permitted to exercise its Optional Redemption Right, at a price equal to the liquidation preference of the Preferred Stock plus a “make whole” premium. The “make whole” premium is equal to the total value of the Preferred Stock dividends that would otherwise have been payable during the period prior to the commencement of the Company’s Optional Redemption Right, discounted at the rate applicable to U.S. Treasury bills or notes of similar duration plus 50 basis points, plus 2.0%.

The Series A Preferred Stock will be non-voting; however, the following actions will require the consent of 66 2/3% of the outstanding shares of Preferred Stock:

●	Changes to the Company’s charter or bylaws that adversely affect the powers, preferences, or rights of the Preferred Stock.

●	Issuances of additional shares of Preferred Stock or equity securities of the Company senior to, or parri passu with, the Preferred Stock, or issuances of capital stock by any subsidiary of the Company other than issuances to the Company or a wholly-owned subsidiary of the Company.

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●	Reclassifications, alterations or amendments to any existing security of the Company that is junior to the Preferred Stock in a way that would make such security senior to, or parri passu with, the Preferred Stock.

●	Purchases or redemptions of, or distributions on, any capital stock of the Company other than the Preferred Stock, and other than certain specified redemptions of the Company’s common stock.

●	Issuances of any debt security or the incurrence of indebtedness for borrowed money and capital leases, other than certain permitted indebtedness, that (a) would result in the ratio of the Company’s indebtedness to its trailing 12 month adjusted EBITDA, on a pro forma basis, exceeding 6.0x for the first 12 months following the issuance of the Preferred Stock, and exceeding 5.5x thereafter, or (b) includes terms that could prohibit the Company from paying the cash dividends payable on the Preferred Stock.

●	Affiliate transactions resulting in payments of more than $150,000 per year, subject to certain specified exceptions.

●	Changes in the Company’s tax status.

●	Consummation of a Change of Control pursuant to which the consideration payable to the Company’s stockholders would be allocated in a manner other than as set forth in the Certificate of Designation.

If any shares of Preferred Stock are outstanding following the Mandatory Redemption Date, or if at any time the ratio of the Company’s total indebtedness (including for these purposes the liquidation preference of the outstanding shares of Preferred Stock less any accumulated dividends on the Preferred Stock) to its trailing 12 month adjusted EBITDA, on a pro forma basis, exceeds 7.7x, then the following actions will also require the consent of 66 2/3% of the outstanding shares of Preferred Stock:

●	A sale, in one or more transactions, of in excess of 27.5% of the Company’s consolidated net assets, except pursuant to a directed sale of assets in connection with a foreclosure by the lenders under the Senior Loan Facility.

●	The liquidation, dissolutions or winding up of the Company’s business and affairs, a voluntary filing for bankruptcy, reorganization, insolvency or other relief from creditors, or an assignment for the benefit of creditors other than as contemplated by the definitive agreements for the Senior Loan Facility.

●	The issuance of equity securities below fair market value other than in an underwritten public offering or in a private placement in which at least a majority of the securities are purchased by persons or entities that are not affiliates of the Company.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreement, a copy of which is attached as Exhibit 10.1 to this Current Report and which is incorporated herein by this reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 3.02.

 Additional Information About the Merger and Where to Find It

The Company has filed with the SEC a Registration Statement on Form S-4, including a preliminary proxy statement/prospectus of the Company, in connection with the Merger and will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders when available. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Merger because the proxy statement/prospectus will contain important information about the Company, CardConnect and the Merger. The definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Merger. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: FinTech Acquisition Corp., 712 Fifth Ave., 8th Floor, New York, New York 10019, Attn: James J. McEntee, III.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders with respect to the approval of the Merger. Information regarding the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended October 31, 2015, which was filed with the SEC, and in the Registration Statement on Form S-4, and will be contained in the definitive proxy statement/prospectus for the Merger when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to the Company as described above under “Additional Information About the Transaction and Where to Find It.”

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements concerning the Merger and related transactions. These statements are based on the Company’s or CardConnect’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or CardConnect’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; and (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or to satisfy other conditions to closing in the Merger Agreement. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent annual report on Form 10-K, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and are also provided in the Registration Statement on Form S-4 and in the Company’s definitive proxy statement/prospectus when available. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1, dated June 24, 2016, to Agreement and Plan of Merger, dated March 7, 2016, between FinTech Acquisition Corp., FinTech Merger Sub, Inc. and FTS Holding Corporation
10.1	Securities Purchase Agreement, dated June 23, 2016, between FinTech Acquisition Corp. and Falcon Strategic Partners V, LP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH ACQUISITION CORP.

Dated: June 27, 2016	By:	/s/ James J. McEntee, III
	Name:	James J. McEntee, III
	Title:	Chief Financial Officer and
Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1, dated June 24, 2016, to Agreement and Plan of Merger, dated March 7, 2016, between FinTech Acquisition Corp., FinTech Merger Sub, Inc. and FTS Holding Corporation
10.1	Securities Purchase Agreement, dated June 23, 2016, between FinTech Acquisition Corp. and Falcon Strategic Partners V, LP

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